Exhibit 99.1

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS
CASE NUMBER: 08-35653
JUDGE: KEVIN R. HUENNEKENS

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: JANUARY 1, 2009 TO JANUARY 31, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ MICHELLE O. MOSIER	VICE PRESIDENT AND CONTROLLER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

MICHELLE O. MOSIER	MARCH 13, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ ANN P. PIETRANTONI	DIRECTOR, FINANCIAL REPORTING
ORIGINAL SIGNATURE OF PREPARER	TITLE

ANN P. PIETRANTONI	MARCH 13, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.		ACCRUAL BASIS-1
CASE NUMBER: 08-35653

BALANCE SHEET
(amounts in thousands)
	1/31/2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	31,310
Short-term investments	713
Accounts receivable, net	540,437
Merchandise inventory	784,761
Deferred income taxes, net of valuation allowance	24,311
Income tax receivable	86,466
Prepaid expenses and other current assets	66,329
Intercompany receivables and investments in subsidiaries	523,664

TOTAL CURRENT ASSETS	2,057,991

Property and equipment	1,935,735
Accumulated depreciation	(1,397,839)
Net property and equipment	537,896
Other assets	139,216

TOTAL ASSETS	2,735,103

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Merchandise payable	19,959
Expenses payable	80,298
Accrued expenses and other current liabilities	125,925
Accrued compensation	22,508
Intercompany payables	10,607
Accrued income taxes	1,429
Short-term debt	164,039

TOTAL CURRENT LIABILITIES	424,765

Deferred rent credits	133,702
Deferred income taxes, net of valuation allowance	23,252
Other liabilities	27,963

LIABILITIES NOT SUBJECT TO COMPROMISE	609,682

LIABILITIES SUBJECT TO COMPROMISE	1,068,519

TOTAL LIABILITIES	1,678,201

STOCKHOLDERS' EQUITY
Common stock	435,612
Additional paid-in capital	304,885
Retained earnings	286,843
Accumulated other comprehensive income	29,562

TOTAL STOCKHOLDERS' EQUITY	1,056,902

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	2,735,103

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.		ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	1/1/2009 - 1/31/2009
Net sales	682,740
Cost of sales, buying and warehousing	503,859
Gross profit	178,881
Selling, general and administrative expenses	68,751
Asset impairment charges (1)	12,050
Operating income	98,080
Interest expense	527
Earnings before reorganization items and income taxes	97,553
Reorganization items, net	(3,664)
GAAP Reversals (2)	287,902
Income tax benefit	(687)
Net earnings	382,478

(1) The company recorded a non-cash impairment charge of $12.1 million during January 2009.  The charge was primarily related to long-lived assets at the company's stores.

(2) During January 2009, the company reversed items that had been recorded solely for purposes of complying with generally accepted accounting principles. Liabilities reversed include accrued straight-line rent, certain liabilities subject to compromise and other reserves established under GAAP. The net impact of these GAAP reversals was a non-cash gain of $287.9 million.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.		ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	11/10/2008 - 1/31/2009
Net sales	2,459,592
Cost of sales, buying and warehousing	2,002,795
Gross profit	456,797
Selling, general and administrative expenses	444,855
Asset impairment charges (1)	334,559
Operating loss	(322,617)
Interest income	79
Interest expense	23,869
Loss before reorganization items and income taxes	(346,407)
Reorganization items, net	4,907
GAAP Reversals (2)	287,902
Income tax benefit	(1,350)
Net loss	(52,248)

(1) The company recorded a non-cash impairment charge of $334.6 million during the period between 11/10/2008 and 1/31/2009.  The charge was primarily related to long-lived assets at the company's stores.

(2) During January 2009, the company reversed items that had been recorded solely for purposes of complying with generally accepted accounting principles.  Items reversed include accrued straight-line rent, certain liabilities subject to compromise and other reserves established under GAAP.  The net impact of these GAAP reversals was a non-cash gain of $287.9 million.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.		ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
	1/1/2009 - 1/31/2009
Operating Activities:
Net income	$382,478

Adjustments to reconcile net income to net cash
provided by operating activities:
Net loss from reorganization items	3,664
Net gain from GAAP reversals	(287,902)
Depreciation expense	8,700
Asset impairment charges	12,050
Other	(442)
Changes in operating assets and liabilities:
Accounts receivable, net	(150,511)
Merchandise inventory	365,548
Prepaid inventory	109,077
Prepaid expenses & other current assets	32,459
Other assets	141
Merchandise payable	(24,813)
Expenses payable	(66,563)
Accrued expenses, other current liabilities and accrued
income taxes	(103,919)
Intercompany receivables	(1,418)
Other long-term liabilities	(29,331)
Net cash provided by operating activities before
reorganization items	249,218
Cash effect of reorganization items	(2,674)
Net cash provided by operating activities	246,544

Investing Activities:
Purchases of property and equipment	(71)
Net cash used in investing activities	(71)

Financing Activities:
Proceeds from DIP borrowings	553,711
Principal payments on DIP borrowings	(764,996)
Principal payments on long-term debt	(368)
Change in overdraft balances	(33,533)
Net cash used in financing activities	(245,186)

Increase in cash and cash equivalents	1,287
Cash and cash equivalents at beginning of period	30,023
Cash and cash equivalents at end of period	$31,310

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.		ACCRUAL BASIS-3
CASE NUMBER: 08-35653
CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
	11/10/2008 - 1/31/2009
Operating Activities:
Net loss	$(52,248)

Adjustments to reconcile net loss to net cash provided by
operating activities:
Net gain from reorganization items	(4,907)
Net gain from GAAP reversals	(287,902)
Depreciation expense	26,705
Amortization expense	4
Asset impairment charges	334,559
Stock-based compensation expense	(8,477)
Gain on dispositions of property & equipment	(3,346)
Provision for deferred income taxes	6,836
Other	(500)
Changes in operating assets and liabilities:
Accounts receivable, net	(243,531)
Merchandise inventory	822,584
Prepaid inventory	42,970
Prepaid expenses & other current assets	28,225
Other assets	(9,316)
Merchandise payable	(29,949)
Expenses payable	4,793
Accrued expenses, other current liabilities and accrued
income taxes	25,505
Intercompany receivables	(1,244)
Other long-term liabilities	(69,153)
Net cash provided by operating activities before
reorganization items	581,608
Cash effect of reorganization items (professional fees)	(3,678)
Net cash provided by operating activities	577,930

Investing Activities:
Purchases of property and equipment	(729)
Proceeds from sales of property & equipment	3,369
Net cash provided by investing activities	2,640

Financing Activities:
Proceeds from DIP borrowings	2,744,383
Principal payments on DIP borrowings	(3,310,935)
Principal payments on other short-term borrowings	(198)
Proceeds from long-term debt	401
Principal payments on long-term debt	(1,632)
Change in overdraft balances	(2,611)
Net cash used in financing activities before
reorganization items	(570,592)
Cash effect of reorganization items (debt issuance costs)	(26,682)
Net cash used in financing activities	(597,274)

Decrease in cash and cash equivalents	(16,704)
Cash and cash equivalents at beginning of period	48,014
Cash and cash equivalents at end of period	$31,310

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.						ACCRUAL BASIS-4
CASE NUMBER: 08-35653

				SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING				AMOUNT	11/30/2008	12/31/2008	1/31/2009
1.	0-30				$549,170,282	278,092,708	338,025,740
2.	31-60				24,661,230	73,257,954	87,304,321
3.	61-90				7,287,020	20,395,564	80,908,211
4.	91	+			14,135,691	19,527,539	34,272,613
5.	TOTAL ACCOUNTS RECEIVABLE				$595,254,223	$391,273,765	$540,510,885
6.	AMOUNT CONSIDERED UNCOLLECTIBLE				2,920,247	2,939,299	73,977
7.	ACCOUNTS RECEIVABLE (NET)				$592,333,976	$388,334,466	$540,436,908

AGING OF POSTPETITION TAXES AND PAYABLES					MONTH:	1/1/2009 - 1/31/2009

			0-30	31-60	61-90	91+
TAXES PAYABLE			DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL		$12,871,532		$-	$-	$12,871,532
2.	STATE		38,704,428	73,802	27,269	-	38,805,499
3.	LOCAL		9,925,777	-	-	-	9,925,777
4.	OTHER (SEE APPENDIX A)		7,336,654	4,336,353	2,902,278	-	14,575,285
5.	TOTAL TAXES PAYABLE		$68,838,391	$4,410,155	$2,929,547	$-	$76,178,093

6.	MERCHANDISE PAYABLE		$24,036,327	$4,581,018	$627,998	$139,092	$29,384,435
	EXPENSES PAYABLE		$52,217,789	$27,426,149	$330,535	$-	$79,974,473

STATUS OF POSTPETITION TAXES					MONTH:	1/1/2009 - 1/31/2009

				BEGINNING	AMOUNT		ENDING
				TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL				LIABILITY*	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**			$3,401,582	$8,585,950	$(7,292,553)	$4,694,979
2.	FICA-EMPLOYEE**			2,342,708	5,448,736	(4,904,729)	2,886,715
3.	FICA-EMPLOYER**			3,984,237	5,523,833	(4,941,239)	4,566,831
4.	UNEMPLOYMENT			230,369	718,568	(225,930)	723,007
5.	INCOME			-			-
6.	OTHER (ATTACH LIST)			-			-
7.	TOTAL FEDERAL TAXES			$9,958,896	$20,277,087	$(17,364,451)	$12,871,532
STATE AND LOCAL & OTHER
8.	WITHHOLDING			$994,278	$2,312,197	$(2,038,396)	$1,268,079
9.	SALES			52,454,978	45,792,611	(63,071,648)	35,175,941
10.	EXCISE			-			-
11.	UNEMPLOYMENT			921,316	2,442,813	(943,370)	2,420,759
12.	REAL PROPERTY			-	31,620		31,620
13.	PERSONAL PROPERTY			-	9,834,877	-	9,834,877
14.	OTHER (SEE APPENDIX A)			9,894,017	5,744,242	(1,062,974)	14,575,285
15.	TOTAL STATE & LOCAL & OTHER			$64,264,589	$66,158,360	$(67,116,388)	$63,306,561
16.	TOTAL TAXES			$74,223,485	$86,435,447	$(84,480,839)	$76,178,093

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating
	report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.				APPENDIX A
CASE NUMBER: 08-35653

OTHER TAXES PAYABLE
	0-30 days	31-60 days	61-90 days	91+ days	Total
State & Local Income Taxes	1,278,305	-	-	-	1,278,305
Franchise Taxes	935,950	-	-	-	935,950
Business Licenses and Gross Receipts Taxes	275,464	190,424	151,459	-	617,347
Other Taxes	163,113	-	-	-	163,113
Real Estate Taxes (passed through by landlord)	4,683,822	4,145,929	2,750,819	-	11,580,570

Other Taxes Payable	7,336,654	4,336,353	2,902,278	-	14,575,285

STATUS OF POSTPETITION TAXES - OTHER TAXES

	Beginning Tax Liability	Amount Withheld and/or Accrued		Ending Tax Liability
			Amount Paid

Other Taxes
State & Local Income Taxes (1) (2)	$1,278,305	$-	$-	$1,278,305
Franchise Taxes (1)	812,750	123,200	-	935,950
Business Licenses and Gross Receipts Taxes	518,723	602,448	(503,824)	617,347
Other Taxes	142,659	241,017	(220,563)	163,113
Real Estate Taxes (passed through by landlord)	7,141,580	4,777,577	(338,587)	11,580,570

Total Other Taxes	$9,894,017	$5,744,242	$(1,062,974)	$14,575,285

(1) Income/Franchise taxes related to the fiscal year ending 2/28/09 are considered "postpetition" taxes because the ending date of the period on which the returns are based is postpetition.

(2) The company only records a provision for income taxes during the last month of its fiscal quarters. Therefore, the ending tax liability does not include an additional accrual for December or January.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.				ACCRUAL BASIS-5
CASE NUMBER: 08-35653

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	1/1/2009 - 1/31/2009
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		see APPENDIX B
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$24,866,943
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	Overnight repos on depository accounts	1/31/2009	repo	$3,878,697	$3,878,697
8.
9.
10.
11.	TOTAL INVESTMENTS			$3,878,697	$3,878,697

CASH

12.	CURRENCY ON HAND				$2,564,576

13.	TOTAL CASH - END OF MONTH				$31,310,216

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.						APPENDIX B
CASE NUMBER: 08-35653
G/L Acct #	Account Name	Bank Acct #	Debtor	Description	Bank Balance	G/L Balance	As of Date	Reconciled as of 1/31/09

101003	Wachovia Circuit City Master	2055275431509	Circuit City Stores, Inc.	Funding Account	34,956	152,570	1/31/2009	Y
101003	Wachovia Circuit City Main Disbursement	2000045277427	Circuit City Stores, Inc.	Funding Account	111,614	-	1/31/2009	Y
101015	Wachovia Vendor Disbursement	2079920046733	Circuit City Stores, Inc.	Disbursement Account	-	(95,798)	1/31/2009	Y
101046	Wachovia American Express	2055302199620	Circuit City Stores, Inc.	Depository Account	-	-	1/31/2009	Y
101063	Wachovia Sublease Lockbox	2055303192189	Circuit City Stores, Inc.	Depository Account	-	-	1/31/2009	Y
101082	BOA CC WC Licensing	1257401034	Circuit City West Coast	Transfer Account	-	-	1/31/2009	Y
101089	Wachovia Fifth Third Bankcard	2055304684528	Circuit City Stores, Inc.	Depository Account	-	-	1/31/2009	Y
101092	BOA Data Mailer (Payroll)	7313200844	Circuit City West Coast	Payroll Account	-	(1,093,835)	1/31/2009	Y
101092	Payroll - Data Mailer Shadow	1233557748	Circuit City West Coast	Payroll Account		-	1/31/2009	Y
101095	BOA CC W.C. P/R Main Concentration	1257501029	Circuit City West Coast	Funding Account	19,202	19,202	1/31/2009	Y
101100	Suntrust Concentration	88001883706	Circuit City Stores, Inc.	Funding Account	35,685	-	1/31/2009	Y
101104	Wachovia Store Depository	2010008835100	Circuit City Stores, Inc.	Depository Account	184,705	1,264,322	1/31/2009	Y
101117	Chase Store Depository	744447244	Circuit City Stores, Inc.	Depository Account	102,886	7,695,605	1/31/2009	Y
101150	Wachovia Warranty Sales Deposits	2055303237073	Circuit City Stores, Inc.	Depository Account	-	23,541	1/31/2009	Y
101159	Wachovia Fifth Third Check Collection	2055304993099	Circuit City Stores, Inc.	Depository Account	-	-	1/31/2009	Y
101164	Regions/AmSouth Store Depository	0001933210	Circuit City Stores, Inc.	Depository Account	-	-	1/31/2009	Y
101200	Wachovia Reverse Affiliates Lockbox	2000023001107	Circuit City Stores, Inc.	Depository Account	-	(481)	1/31/2009	Y
101207	Bank of America Sky Venture	1257555447	Circuit City Stores, Inc.	Depository Account	100	100	1/31/2009	Y
101210	Wachovia Trading Circuit	2000022979133	Circuit City Stores, Inc.	Depository Account	46,734	46,734	1/31/2009	Y
101219	Wachovia Corporate Depository	2055305959993	Circuit City Stores, Inc.	Depository Account	-	93,253	1/31/2009	Y
101236	BOA Store Depository	3750979967	Circuit City Stores, Inc.	Depository Account	2,215	10,590,392	1/31/2009	Y
101245	Wachovia Direct Deposit	2000013944038	Circuit City Stores, Inc.	Payroll Account	-	754,290	1/31/2009	Y
101249	Wachovia Empire Blue Cross	2079920015191	Circuit City Stores, Inc.	Depository Account	-	-	1/31/2009	Y
101254	Wachovia Music Payables	2079900056031	Circuit City Stores, Inc.	Disbursement Account	-	(0)	1/31/2009	Y
101255	Wachovia Service Payables	2079900056044	Circuit City Stores, Inc.	Disbursement Account	-	(574,607)	1/31/2009	Y
101270	Wachovia Purchasing E/P Disbursement	2079900470992	Circuit City Stores Purchasing Co., LLC	Disbursement Account	-	(143,132)	1/31/2009	Y
101281	Wachovia Purchasing Co. Concentration	2000022979175	Circuit City Stores Purchasing Co., LLC	Funding Account	18,984	18,984	1/31/2009	Y
101307	Chase CC Empire Blue Cross	475600266	Circuit City Stores, Inc.	Depository Account	796,966	261,704	1/31/2009	Y
101320	American Savings Bank Store Depository	9331006380	Circuit City Stores, Inc.	Depository Account	36,396	98,761	1/31/2009	Y
101332	Suntrust EP Disbursement	8800606660	Circuit City Stores, Inc.	Disbursement Account	-	-	1/31/2009	Y
101345	Wells Fargo Store Depository	4121524672	Circuit City Stores, Inc.	Depository Account	126	3,659,247	1/31/2009	Y
101365	Wachovia Corporate Sales Lockbox	2000022990950	Circuit City Stores, Inc.	Depository Account	-	-	1/31/2009	Y
101385	Wachovia Sales Receivables Lockbox	2000028301048	Circuit City Stores, Inc.	Depository Account	-	-	1/31/2009	Y
101401	Banco Popular CCS PR LLC Operating	030475139	Circuit City Stores PR, LLC	Funding Account	356,919	356,919	1/31/2009	Y
101402	Banco Popular Store Depository	030475120	Circuit City Stores PR, LLC	Depository Account	-	73,255	1/31/2009	Y
101403	Banco Popular Disbursement	030475147	Circuit City Stores PR, LLC	Payroll Account	19,283	12,748	1/31/2009	Y
101450	BOA Fleet Retail Finance Collateral Acct	9392853301	Circuit City Stores, Inc.	Collateral Account	11,701,353	-	1/31/2009	Y
101453	Solutran Citizens State Bank Parago Funding Acct	737934	Circuit City Stores, Inc.	Funding Account	5,080	5,000	1/31/2009	Y
101530	Wachovia Ventoux International	2000022979528	Ventoux International	Depository Account	1,050,000	1,050,000	1/31/2009	Y
101580	Wachovia Aviation	2000035264767	Circuit City Stores, Inc.	Depository Account	10,000	10,000	1/31/2009	Y
101600	Solutran Return Checks	454248-F	Circuit City Stores, Inc.	Funding Account	106,328	256,678	1/31/2009	Y
115185	GECAF Promo	2055305818908	Circuit City Stores, Inc.	Depository Account	-	-	1/31/2009	Y
128065	Paypal Trading Circuit Account		Circuit City Stores, Inc.	Depository Account	20,795	20,795	1/31/2009	Y
130002	BOA Letter of Credit Payments	4426634580	Circuit City Stores, Inc.	Funding Account	309,616	310,698	1/31/2009	Y
	MPS Bankcard	71706916	Circuit City Stores, Inc.	Depository Account	-	-	1/31/2009	Y
	Wachovia Tourmalet Corp	2000022979858	Tourmalet Corp	Depository Account	-	-	1/31/2009	Y

					14,969,942	24,866,943

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-6
CASE NUMBER: 08-35653

					MONTH:	1/1/2009 - 1/31/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS (1)

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	FTI Consulting, Inc.				$ 500,000	$ 2,600,127
2.	Kirkland & Ellis LLP					217,471
3.	KPMG LLP	1/13/2009	247,617	247,617	247,617	438,982
4.	Kurtzman Carson Consultants LLC			1,792,166	2,295,842	500,000
5.	McGuire Woods, LLP	1/29/2009	368,218			943,549
6.	Rothschild Inc.					436,326
7.	Skadden, Arps, Slate, Meagher & Flom, LLP	1/2/2009	765,937	769,815	769,815	2,300,827
8.	Wilmer Hale					71,604
9.	Ernst & Young LLP	1/5/2009 and 1/29/2009	439,647			721,075
10.	Pachulski Stang Ziehl & Jones LLP					825,947
11.	Tavenner & Beran, PLC					68,083
12.	Jefferies & Company, Inc.					410,674
13.	Protiviti					460,022
	TOTAL PAYMENTS
	TO PROFESSIONALS		$ 1,821,419	$ 2,809,598	$ 3,813,274	$ 9,994,686

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Leases (2)		$ 30,078,609	$ 3,048,467	$ 23,452,894
2.	DIP Credit Facility (3)			764,996,294	164,038,736
3.	Adequate Protection Payments for Utilities - see APPENDIX C			829,292	-
4.
5.
6.	TOTAL		$ 30,078,609	$ 768,874,053	$ 187,491,630

(1)	Other than salary, fees and benefit payments made in the ordinary course of business and reimbursements for business expenses, no payments have been made to insiders during the reporting period.
(2)
The leases line item is made up of hundreds of landlords.  As such, only the total amount is reported in this schedule.  The unpaid balance remaining at 1/31/2009 includes rent payments due for the period from 11/10/2008 - 11/30/2008; these payments are being held pursuant to a Court order.  The unpaid balance at 1/31/09 also includes payments for January rent that are made in arrears.

(3)	The amounts paid during the month under the DIP credit facility represent the amounts swept from the debtors' bank accounts to repay amounts owed under the facility.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.		APPENDIX C
CASE NUMBER: 08-35653

Provider	Payment
Alabama Power	$95,190
Artesian Water Company, Inc.	100
Central Maine Power (CMP)	41,900
City of Austin, TX	8
City of Austin, TX	461
City of Brea, CA	182
City of Folsom,CA	63
City of Fort Myers, FL/340	102
City of Fort Myers, FL/340	480
City of Midland, TX	1
City of Monrovia, CA	10
City of Oxnard, CA	61
City of Pasadena, CA	50
City of Wichita Falls, TX	150
County of Henrico, VA	100
DELMARVA POWER DE/MD/VA/17000	112,900
Florida Power & Light Company (FPL)	497,000
Fort Worth Water Dept, TX	175
Jefferson Parish, LA	3
Medford Water Commission, OR	335
Memphis Light, Gas & Water Division	1
Middle Tennessee Electric Membership/Fra	3,027
New Mexico Utilities, Inc.	93
PEPCO (Potomac Electric Power Company)	49,300
TEMUA	22
TEMUA	97
Tupelo Water & Light Dept	100
TXU Energy/100001	27,380
Total	$829,292

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			ACCRUAL BASIS-7
CASE NUMBER: 08-35653
		MONTH:	1/1/2009 - 1/31/2009
QUESTIONNAIRE
			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
	THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
	OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?			X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
	LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
	THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
	DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
	PAST DUE?			X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
	DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
	REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?			X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
1.	During January 2009, the company sold assets outside of the normal course of busines as part of its liquidation proceedings, including a corporate jet.
3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
4.	Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.
5.
The debtors entered into a debtor-in-possession revolving credit facility on 11/12/08 and drew on that facility during the period covered by this report.  Additionally, during January 2009, the company amended the DIP credit facility as a result of its liquidation proceedings.

8.	Certain real estate taxes are passed through to the debtors from the landlords. These real estate taxes for the period 11/10/2008 through 11/30/2008 are past due.
9.	Certain business license taxes that covered both prepetition and postpetition periods were due on or before 12/31/2008 but were not paid.
10.
The rent for active store leases owed for the period 11/10/2008 through 11/30/2008 is past due; these payments are being held pursuant to a Court order.  In addition, due to the liquidation proceedings, the debtors are currently reconciling amounts due to post-petition creditors, which has slowed creditor payments.

11.	Pursuant to motions granted by the Bankruptcy Court, the debtors have paid prepetition sales and payroll taxes.

INSURANCE
			YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?			X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
2.	Self-insurance assessments for California due in January were not paid as of 1/31/09.

INSTALLMENT PAYMENTS
	TYPE OF			PAYMENT AMOUNT
	POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
	Commercial General Liability	Old Republic Insurance Co.	10/1/08 - 10/1/09	$141,622 paid at inception & $141,292 due on 04/01/09
	Auto Liability	Old Republic Insurance Co.	10/1/08 - 10/1/09	$181,882 paid at inception & $180,457 due on 04/01/09
	Aircraft Liability	Global Aerospace, Inc.	9/17/08 - 9/17/09	$78,340 paid at inception
	Excess Liability - Layer 1	National Union Fire Ins. Co.	10/1/08 - 10/1/09	$513,000 paid at inception
	Excess Liability - Layer 2	Lexington Insurance Co.	10/1/08 - 10/1/09	$86,912.50 paid at inception
	Excess Liability - Layer 3	Great American Insurance Co.	10/1/08 - 10/1/09	$60,600 paid at inception
	Excess Liability - Layer 4	Fireman’s Fund Insurance Co.	10/1/08 - 10/1/09	$45,000 paid at inception
	Excess Liability - Layer 5	Great American Assurance Co.	10/1/08 - 10/1/09	$37,500 paid at inception
	Excess Liability - Layer 6	St. Paul Fire and Marine Insurance Co.	10/1/08 - 10/1/09	$37,400 paid at inception
	Excess Liability - Layer 7	Ohio Casualty Insurance Co.	10/1/08 - 10/1/09	$30,805 paid at inception
	Workers’ Compensation & Employer’s Liability	Old Republic Insurance Co.	10/1/08 - 10/1/09	$464,615 paid at inception & $264,229 due on 04/01/09
	Excess Workers' Compensation	Old Republic Insurance Co.	10/1/08 - 10/1/09	$63,874 paid at inception & $63,874 due on 04/01/09
Self Insured Workers' Compensation States:
	California	Department of Industrial Relations - SIP	ongoing	$53,550 paid in July 2008 and $94,830 due in January 2009
	Ohio	Ohio Bureau of Workers' Compensation	ongoing	$2,442 est. due in February 2009
	Washington	Washington Self-Insured Assessments	ongoing	paid quarterly - $67,127 paid to date and est. $22,375 due in February 2009
Monopolistic State Workers' Compensation Policies:
	Wyoming	Wyoming State WC Premium	ongoing	paid quarterly - $15,744 paid through February 2009
	Foreign Liability Package	National Union Fire Ins. Co.	1/1/08 - 1/1/09	$6,158 paid at inception
	Business Travel Accident	Zurich American	8/1/08 - 8/1/09	$41,232 paid at inception
	Fiduciary	Chubb Group	12/1/08 - 12/1/09	$145,000 paid at inception
	Fiduciary Excess	Arch	12/1/08 - 12/1/09	$121,800 paid at inception
	Crime	Chubb Group	12/1/08 - 12/1/09	$75,000 paid at inception
	Kidnap and Ransom	Chubb Group	12/1/08 - 12/1/09	$5,000 paid at inception
	D&O (Traditional) - Primary	AIG	12/1/08 - 12/1/09	$185,000 paid at inception
	D&O (Traditional) - Layer 1	ACE	12/1/08 - 12/1/09	$166,500 paid at inception
	D&O (Traditional) - Layer 2	XL	12/1/08 - 12/1/09	$150,000 paid at inception
	D&O (Traditional) - Layer 3	Valiant	12/1/08 - 12/1/09	$135,000 paid at inception
	D&O (Traditional) - Layer 4	AWAC	12/1/08 - 12/1/09	$115,000 paid at inception
	Runoff D&O - Primary	CNA	12/1/08 - 12/1/14	$1,177,500 paid at inception
	Runoff D&O - Layer 1	Chubb Group	12/1/08 - 12/1/14	$487,500 paid at inception
	Runoff D&O - Layer 2 (Year 1)	Great American	12/1/08 - 12/1/14	$240,000 paid at inception
	Runoff D&O - Layer 2 (Years 2 - 6)	Axis	12/1/08 - 12/1/14	$240,000 paid at inception
	Runoff D&O - Layer 3	Travelers	12/1/08 - 12/1/14	$822,000 paid at inception
	Runoff D&O - Layer 4	Axis	12/1/08 - 12/1/14	$698,700 paid at inception
	Runoff D&O - Layer 5	RSUI	12/1/08 - 12/1/14	$589,050 paid at inception
	Runoff D&O - Layer 6	Arch	12/1/08 - 12/1/14	$540,000 paid at inception
	Runoff D&O - Layer 7 (Side A DIC)	XL	12/1/08 - 12/1/14	$1,275,000 paid at inception
	Runoff D&O - Layer 8	Chubb Group	12/1/08 - 12/1/14	$375,000 paid at inception
	Property - Boiler & Machinery	Continental Casualty Company	8/15/08 - 8/15/09	$31,734 paid at inception
	Property - StockThroughput/Ocean Cargo	National Liability & Fire	9/5/08 - 8/15/09	$91,845 paid at inception
	Property - All Risk	Lexington, Axis, Lloyds of London, Liberty, GEP, Glacier Ins AG, State National, Princeton Excess, Industrial Risk, Lancashire, Landmark AmeriCNA, & Integon Specialty	8/15/08 - 8/15/09	$2,750,701.66 paid at inception